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Exhibit 10.10

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 24, 1996, is between PMC International, Inc., a Colorado corporation (the "Company") and Bedford Capital Financial Corporation, a corporation organized under the laws of Liberia ("Bedford"), and amends and restates in its entirely that certain Registration Rights Agreement between the same parties dated as of July 26, 1995 (the "Original Agreement").

RECITALS

A. Concurrent with the execution and delivery of this Agreement, the Company is effecting the closing of a private placement (the "Offering") of its common stock, par value $.01 per share ("Common Stock"), pursuant to the terms of the Private Placement Memorandum dated November 11, 1996, as amended. Closing of the Offering is conditioned upon effectiveness of the restructuring of the relationship of the Company and its subsidiaries with Bedford (the "Restructuring") as reflected in this Agreement and the Restructuring Agreement dated as of the date hereof among Bedford, the Company and the Company's subsidiaries.

B. In connection with the Restructuring, Bedford and the Company have agreed to modify the Original Agreement in the manner provided herein, to be effective upon closing of the Offering. The Company has agreed to register certain securities of Bedford in connection with a registration statement being filed with the Securities and Exchange Commission (the "Commission") pursuant to that certain Registration Rights Agreement (the "Registration Rights Agreement") dated as of the date hereof among the Company, Keefe, Bruyette & Woods, Inc., certain persons who made bridge loans to the Company in November 1996 and subscribers for shares of Common Stock in the Offering.

AGREEMENT

The parties hereto agree that the Original Agreement is hereby amended and restated to read in its entirety as follows:

Section 1.  Demand Registration Rights.

(a) The Company shall, within 45 calendar days after the date hereof, file a "shelf registration" statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), covering the Registrable Securities (as defined below) and all shares




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of Common Stock and other securities which the Company may elect to register on behalf of other persons and shall use its best efforts to have such Registration Statement declared effective by the Commission. The Company agrees to use its best efforts to keep the Registration Statement continuously effective for the period commencing on the date of effectiveness and ending on the date it is no longer required to maintain effectiveness under the Registration Rights Agreement, but in any event until the earlier to occur of
(i) the date when each of the Registrable Securities ceases to be Registrable Securities and (ii) the date when each of the Registrable Securities not otherwise transferred or sold pursuant to the Registration Statement may be sold or distributed by the holder thereof in reliance upon Rule 144 (giving effect to all conditions thereof, including, without limitation, the volume limitations contained in Rule 144(e)). The Company shall pay all registration expenses incurred in connection with the Registration Statement as contemplated by the Registration Rights Agreement, but Bedford shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities pursuant to the Registration Statement. For purposes of this Agreement, "Registrable
Securities" means any and all shares of Common Stock held by Bedford on the date hereof (including shares issued in the Restructuring), any and all shares of Common Stock acquired by Bedford directly from the Company or an affiliate of the Company in an unregistered transaction not involving any public offering, including shares of Common Stock issued upon exercise of warrants issued to Bedford as part of the Restructuring and any securities issued or issuable with respect to any Common Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Securities will cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

(b) Bedford may at any time while the Registration Statement is effective, request that the Company amend or supplement the Registration Statement to effect a distribution of its shares of Common Stock to its shareholders; provided, that the Company shall not be obligated





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to effect any such amendment or supplement if such action would in any way adversely affect the rights of the holders of Registrable Securities (as such term is defined in the Registration Rights Agreement).

(c) At any time or from time to time after the Registration Statement is no longer effective, Bedford may request that the Company effect the registration under the Securities Act of Bedford's Registrable Securities. The Company shall file as soon as practicable, and in any event within sixty (60) days of the receipt of such request, and use its best efforts to cause to become effective as soon as practicable, the registration under the Securities Act of all Registrable Securities for which Bedford has requested registration. The registration requested pursuant to this Section 1(c) shall be referred to herein as "Demand Registration." Bedford shall have two rights to request Demand Registrations. The Company will not include in any Demand Registration any securities other than Bedford's Registrable Securities without the prior written consent of Bedford. In the case of any underwritten public offering being effected pursuant to a Demand Registration, the underwriter or underwriters with respect to such offering shall be selected by Bedford. If at any time of any request to register Registrable Securities pursuant to this
Section 1, the Company is engaged or has firm plans to engage within 60 days of the time of the request in a registered public offering as to which Bedford may seek to include Registrable Securities pursuant to piggyback rights under
Section 2, then the Company may, at its option, direct that such request may be delayed for a period not in excess of 6 months from the effective date of such offering, such right to delay a request to be exercised by the Company not more than once in any 12 month period.

Section 2. Piggyback Registration Rights. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration and other than a registration on Form S-8 of securities issuable pursuant to employee benefit plans) and the registration form to be used may be used for the registration of the Common Stock (a "Piggyback Registration"), the Company will give prompt written notice to Bedford of its intention to effect such a registration and will include in such registration all of Bedford's Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after the receipt of the Company's notice. In the event that any negotiation pursuant to a Piggyback Registration shall be, in whole or in part, an underwritten public offering, Bedford shall have the right to elect that its Registrable Securities be included in the underwriting on the same terms and conditions as the shares of the Company otherwise being sold through underwriters under such



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registration. If a Piggyback Registration is an underwritten primary registration by the Company, and Bedford's Registrable Securities requested for inclusion pursuant to this Section 2 would constitute more than 25% of the total number of shares to be included in a proposed underwritten public offering, and the managing underwriter advises the Company in writing that in its reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, in order of priority, the following
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested by Bedford to be included in such registration, and (iii) third, other securities requested to be included in such registration by persons other than Bedford, provided, however, that the shares of Bedford's Registrable Securities to be included in such offering shall constitute at least 25% of the total number of shares to be included in such offering.

3. Registration Procedures. Except for the filing of the Registration Statement, which is being effected pursuant to the Registration Rights Agreement and which will be governed by the registration procedures specified in the Registration Rights Agreement, if and whenever the Company is required by the provisions of this Agreement to register any of Bedford's Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) Prepare and file with the Commission a registration statement with respect to such securities and cause or use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to Bedford's counsel copies of all documents proposed to be filed;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution contemplated and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with Bedford's intended method of disposition set forth in such registration statement for such period;

(c) furnish to Bedford and to each underwriter such number of copies of the registration statement the prospectus included therein (including each preliminary prospectus), all post-effective amendments and such other documents as such persons may reasonably request in


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order to facilitate the public sale or other disposition of the securities covered by such registration statement;

(d) use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as Bedford, or in the case of an underwritten public offering, the managing underwriter, shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not otherwise subject to such taxation or general service of process;

(e) notify Bedford promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statements has been filed;

(f) notify Bedford promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(g) prepare and file with the Commission, promptly upon the request of Bedford, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Bedford is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by Bedford;

(h) advise Bedford promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of a registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal if a stop order should be issued;

(i) not file any amendment or supplement to a registration statement or prospectus to which Bedford shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three business days prior to the filing thereof;

(j) immediately notify Bedford at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained




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in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission;

(k) use its best efforts (if the offering is underwritten) to furnish, at the request of Bedford, on the date that securities are delivered to the underwriters for sale pursuant to such registration; (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to Bedford, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need express no opinion as to financial statements and financial and statistical data contained therein) and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to Bedford, stating that they are independent public accountants within the meaning of the Securities Act, and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act;

(l) make available for inspection by Bedford, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Bedford or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by Bedford or such underwriter, attorney, accountant or agent in connection with such registration statement;

(m) use its best efforts to cause all such securities to be listed on such securities exchange on which similar securities issued by the Company are then listed;

(n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.



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4.   Registration Expenses and Indemnification.

(a) All Registration Expenses incurred in connection with (i) a Demand Registration or (ii) a Piggyback Registration will be borne by the Company. As used herein, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with federal and state securities or blue sky laws, securities laws of any foreign jurisdictions, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for Bedford and all independent certified public accountants, underwriters (excluding discounts and commissions attributable to the sale of Registrable Securities) and other persons retained by Bedford or the Company.

(b) The Company agrees to indemnify, to the extent permitted by law, Bedford against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Bedford expressly for use therein or by Bedford's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto in conformity with applicable federal and state securities laws after the Company has furnished Bedford with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Bedford.

(c) In connection with any registration statement in which Bedford is participating, Bedford shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the




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statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Bedford; provided that the liability of Bedford will be in proportion to and limited to the net amount received by Bedford from the sale of the Registrable Securities pursuant to such registration statement.

(d) Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party and its legal counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the offering of any registrable securities of the Company in a registration statement, and otherwise.

(f) If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information



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supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(g) Notwithstanding the foregoing, to the extent that the provisions of indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

5.  Miscellaneous.

(a) All notices given hereunder shall be in writing, shall be given by overnight courier service, telecopy, facsimile or copy delivered by hand, and,
(i) if delivered by overnight air courier service, shall be deemed received one business day after having been deposited with such overnight air courier service, postage prepaid, and (ii) if delivered by telex, telecopy or hand delivery, shall be deemed received on the day the notice is sent, in each case addressed as follows:

If to Bedford, to it at:

Bedford Capital Financial Corporation
2nd Floor
Charlotte Hs.
Shirly Street
Nassau, Bahamas
Attention: Richard C. Mauran, Chairman and CEO and Suzanne J. Black, Treasurer and CFO

With a copy to:

Karen L. Barsch, Esq.
Otten, Johnson, Robinson, Neff & Ragonetti, P.C.
950 Seventeenth Street, Suite 1600
Denver, Colorado 80202

  If to the Company, to it at:

PMC International, Inc.
555 17th Street
Suite 1400
Denver, Colorado  80202
Attention:  Chief Executive Officer

With a copy to:




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Holme Roberts & Owen LLP
1700 Lincoln
Suite 4100
Denver, CO  80206
Attention:  Francis R. Wheeler

Any party may, by written notice so delivered to the others, change the address or facsimile number to which delivery shall thereafter be made.

(b) This Agreement may be executed in any number of counterparts which together, including those received by facsimile transmission which shall be effective as originals, shall constitute but one and the same instrument.

(c) This Agreement constitutes and incorporates the entire agreement between the parties concerning the subject matter hereof and supersedes and cancels any prior or contemporaneous agreements, verbal or written, between the parties concerning the subject matter hereof.

(d) No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of Bedford and the Company.

(e) The invalidity, illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof.

(f) All references in this Agreement to Sections and other subdivisions are to Sections and other subdivisions of this Agreement unless expressly provided otherwise. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

(g) The obligations of the Company to effect registrations of securities hereunder shall terminate at such time as Bedford beneficially owns less than 5% of the Company's issued and outstanding Common Stock (determined as provided in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any equivalent successor rule but excluding Common Stock as to which Bedford does not have any pecuniary interest determined as provided in the rules adopted under Section 16 of the Exchange Act).

(h) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.



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(i) This agreement shall be governed by and construed in accordance with the laws of the state of Colorado. Each party hereby consents to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado with respect to any claim arising out of or in connection with this Agreement.


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first written above.

PMC INTERNATIONAL, INC., a Colorado corporation



By: /s/ Kenneth S. Phillips


BEDFORD FINANCIAL CAPITAL CORPORATION, a corporation organized under the laws of Liberia



By: /s/ J.W. Nevil Thomas








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